PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2021
Property Plant And Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

NOTE 5. PROPERTY, PLANT AND EQUIPMENT

The following table summarizes property, plant and equipment as of December 31, 2021 and 2020:

	As of December 31,
	2021	2020
Furniture, fixtures, computer hardware and computer software	$473,448	$489,421
Manufacturing machinery and equipment	21,863,624	24,377,755
Manufacturing machinery and equipment, in progress	88,863	-
Depreciable property, plant and equipment	22,425,935	24,867,176
Less: Accumulated depreciation and amortization	(22,146,273)	(24,848,408)
Net property, plant and equipment	$279,662	$18,768

The Company analyzes its long-lived assets for impairment, both individually and as a group, whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.

Depreciation expense for the years ended December 31, 2021 and 2020 was $19,423 and $105,738, respectively. Depreciation expense is recorded under “Depreciation and amortization expense” in the Consolidated Statements of Operations.

On July 29, 2020 the Company’s owned facility at 12300 Grant Street, Thornton, CO 80241 (the “Building”) was foreclosed by the Building’s first lien holder (“Mortgage Holder”) and sold at public auction. The successful bidder for the Building was the Mortgage Holder, at the price of $7.193 million. As a result, the Company’s obligations to Mortgage Holder and all of the Company’s outstanding real property taxes on the Building were considered fully repaid. The Company recognized a gain of approximately $3 million on the sale of the property.

On September 21, 2020, the Company entered into a lease agreement with 12300 Grant LLC (“Landlord”), an affiliated company of the Mortgage Holder, for approximately 100,000 rentable square feet of the Building (the “Lease”). The lease is classified as an operating lease and accounted for accordingly. The Lease term is for 88 months commencing on September 21, 2020 at a rent of $50,000 per month including taxes, insurance and common area maintenance until December 31, 2020. Beginning January 1, 2021, the rent shall adjust to $80,000 per month on a triple net basis and shall increase at an annual rate of 3% per annum until December 31, 2027.

As of December 31, 2021 and 2020, assets and liabilities related to the Company's lease were as follows:

	As of December 31,
	2021	2020
Operating lease right-of-use assets, net	$4,984,688	$5,633,663
Current portion of operating lease liability	646,742	575,404
Non-current portion of operating lease liability	4,532,490	5,179,229

During the years ended December 31, 2021 and 2020 the Company recorded operating lease costs included in rent expense of $1,033,570 and $287,103, respectively.

Future maturities of the operating lease liability are as follows:

2022	$988,800
2023	1,018,464
2024	1,049,018
2025	1,080,488
2026	1,112,903
Thereafter	1,146,291
Total lease payments	$6,395,964
Less amounts representing interest	(1,216,732)
Present value of lease liability	$5,179,232

The remaining lease term and discount rate of the operating lease is 72.5 months and 7.0% respectively.